SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 28, 2002


                                   AGWAY INC.
                                   ---------
             (Exact name of registrant as specified in its charter)


Delaware                          2-22791                            15-0277720
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(State or other jurisdiction    (Commission                        (IRS Employer
of incorporation)               File Number)                 Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6436









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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 28, 2002, Agway announced the completion of the sale of its wholly owned insurance subsidiary, Agway Insurance Company, to Indiana Farm Bureau Insurance Companies. A copy of the press release dated August 28, 2002 is attached as an exhibit to this filing and incorporated herein by reference.





















CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward- looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," and "anticipate" and similar expressions identify forward-looking statements.

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



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following is a complete list of exhibits filed as part of this report:

No.
--

99    Additional exhibit

     (a) Press release dated August 28, 2002




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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AGWAY INC.
                                          (Registrant)



Date     September 4, 2002
      -----------------------
                                           By      /s/ PETER J. O'NEILL
                                              -----------------------------
                                                    Peter J. O'Neill
                                                  Senior Vice President
                                                    Finance & Control
                                             (Principal Financial Officer and
                                                Chief Accounting Officer)














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
(logo)

                                                               Stephen H. Hoefer
                                                  Vice President, Public Affairs
NEWS SERVICE                                           Agway, Inc. P.O. Box 4933
                                                        Syracuse, New York 13221
                                                             Phone: 315/449-6474
                                                               FAX: 315/449-6281
                                                        Email: shoefer@agway.com
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FOR IMMEDIATE RELEASE
August 28, 2002


                  Agway Announces Sale of Insurance Subsidiary

Syracuse, N.Y., August 28, 2002... Agway Inc. today announced the completion of the sale of its wholly owned insurance subsidiary, Agway Insurance Company, to Indiana Farm Bureau Insurance Companies. The transaction is valued at $21 million. The sale recently received the approval of the New York State Insurance Department.

"Completion of this sale is one of the milestones we set last March when we announced our plan to refocus Agway on fewer businesses and to use the value realized from the businesses we are divesting to strengthen Agway's capital structure and reduce debt," said Agway CEO Donald P. Cardarelli.

"We are pleased with the strong commitment shown by Indiana Farm Bureau Insurance Companies to both the insurance industry as well as to farm and rural insurance customers," said Cardarelli. "We wish them well for the future."

"Agway Insurance Company is an excellent addition to our growing family of insurance companies," said Farm Bureau President Don Villwock. "It provides us with the right opportunity to expand beyond the state of Indiana with a first-class asset that is a great fit with our Company." Indiana Farm Bureau also today announced that the Agway Insurance Company will be renamed Countryway Insurance Company, effective immediately.

Countryway Insurance Company, based in DeWitt, N.Y. focuses on the insurance needs of farms and rural communities in eight northeastern US states, Virginia and Kentucky. Countryway sells products through a network of independent professional insurance agencies and offer property, auto and liability coverage policies to farm and residential customers.


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